UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2018

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 30, 2018, the Audit Committee of the Board of Directors of Manitex International, Inc. (the “Company”) and UHY LLP (“UHY”), the Company’s independent registered public accounting firm, mutually agreed that UHY would not stand for reelection as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2018.

The original report of UHY on the Company’s financial statements for the fiscal year ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, such report had been withdrawn in connection with the restatement discussed below. The revised report of UHY dated April 3, 2018 on the Company’s restated financial statements for the fiscal year ended December 31, 2016 also did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The revised report of UHY dated April 3, 2018 on the Company’s internal control over financial reporting for the fiscal year ended December 31, 2016 did contain an adverse opinion.

The Company has not yet completed its financial statements or filed its Annual Report on Form 10-K for the year ended December 31, 2017. As of the date hereof, UHY has not completed its audit nor issued its report with respect to the Company’s financial statements for the year ended December 31, 2017; however, the Company expects that UHY will continue its work on such audit until completion, which is expected to occur very soon.

During the Company’s fiscal years ended December 31, 2016 and 2017, and during the subsequent interim period through the date of this Current Report on Form 8-K, there were no (a) “disagreements” with UHY (as defined in Regulation S-K Item 304(a)(1)(iv)), whether or not resolved to UHY’s satisfaction, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of UHY, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company’s financial statements, or (b) “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)), except as follows:

•

As reported in the Company’s Current Report on Form 8-K filed on November 6, 2017, the Audit Committee, in consultation with the Company’s management and UHY, determined that the Company’s previously issued financial statements for the quarters ended March 31, June 30 and September 30, 2016, year ended December 31, 2016 and quarters ended March 31 and June 30, 2017 included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for such periods and together with all three, six and nine-month financial information contained therein (collectively, the “Non-Reliance Periods”) can no longer be relied upon. The Company filed the restated annual and quarterly financial statements for the Non-Reliance Periods, along with its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, on April 3, 2018. The Company intends to file its Annual Report on Form 10-K for the year ended December 31, 2017 as soon as practicable.

•

Management has concluded that, due to material weaknesses identified in the Company’s internal control over financial reporting during the Non-Reliance Periods, the Company’s disclosure controls and procedures and internal control over financial reporting were not effective. The Company is in the process of remediating these material weaknesses. These material weaknesses are described in Item 9A, Controls and Procedures, in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2016 and in Item 4, Controls and Procedures, in the Company’s Quarterly Reports on Form 10-Q/A and Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017.

The Audit Committee has discussed these matters with UHY, and the Company has authorized UHY to respond fully to the inquiries of the successor accountant concerning these matters.

The Company provided UHY with a copy of the disclosures it is making in this Current Report on Form 8-K and has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of UHY’s letter is filed herewith as Exhibit 16.1.

On April 3, 2018, the Company appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The appointment was approved by the Audit Committee of the Board of Directors.

During the Company’s fiscal years ended December 31, 2016 and 2017, and during the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in Regulation S-K Item 304(a)(1)(v)).

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the review of the Company’s accounting, accounting policies and internal control over financial reporting; the preparation of and the audit or review, as applicable, of restated filings; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. Actual events or results may differ materially from the Company’s expectations. We do not undertake to update our forward-looking statements, except as required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter dated April 4, 2018 from UHY LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chief Executive Officer

Date: April 5, 2018